UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________
FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2025
 _____________________________
Medtronic plc
(Exact name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building Two
Parkmore Business Park West
Galway, Ireland
(Address of principal executive offices) (Zip Code)
+353 1 438-1700
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares, par value $0.0001 per share	MDT	New York Stock Exchange
1.125% Senior Notes due 2027	MDT/27	New York Stock Exchange
0.375% Senior Notes due 2028	MDT/28	New York Stock Exchange
3.000% Senior Notes due 2028	MDT/28A	New York Stock Exchange
3.650% Senior Notes due 2029	MDT/29	New York Stock Exchange
2.950% Senior Notes due 2030	MDT/30	New York Stock Exchange
1.625% Senior Notes due 2031	MDT/31	New York Stock Exchange
1.000% Senior Notes due 2031	MDT/31A	New York Stock Exchange
3.125% Senior Notes due 2031	MDT/31B	New York Stock Exchange
0.750% Senior Notes due 2032	MDT/32	New York Stock Exchange
3.375% Senior Notes due 2034	MDT/34	New York Stock Exchange
3.875% Senior Notes due 2036	MDT/36	New York Stock Exchange
2.250% Senior Notes due 2039	MDT/39A	New York Stock Exchange
1.500% Senior Notes due 2039	MDT/39B	New York Stock Exchange
1.375% Senior Notes due 2040	MDT/40A	New York Stock Exchange
4.150% Senior Notes due 2043	MDT/43A	New York Stock Exchange
4.200% Senior Notes due 2045	MDT/45	New York Stock Exchange
1.750% Senior Notes due 2049	MDT/49	New York Stock Exchange
1.625% Senior Notes due 2050	MDT/50	New York Stock Exchange
4.150% Senior Notes due 2053	MDT/53	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws
As disclosed in Proposals 7 and 9 of the definitive proxy statement of Medtronic plc (“Medtronic” or the “Company”), as filed with the Securities and Exchange Commission on August 25, 2025 (the “Proxy Statement”), in connection with the Company’s 2025 Annual General Meeting of Shareholders held on October 16, 2025 (the “Annual General Meeting”), the Company submitted for shareholder approval certain amendments to the Company’s Memorandum and Articles of Association (the “Articles of Association”). The amendments (i) make certain clarificatory modifications to Article 177 to authorize the Board of Directors to capitalize certain of the Company’s non-distributable reserves to facilitate the creation of additional distributable reserves (Proposal 7); and (ii) update the Company’s advance notice provisions (Proposal 9). The Company’s shareholders approved the amendments to the Articles of Association at the Annual General Meeting, each of which became effective October 16, 2025.
The descriptions of the amendments to the Articles of Association are qualified in their entirety by reference to the full text of the Amended and Restated Memorandum and Articles of Association, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders
On October 16, 2025, the Company held its Annual General Meeting in order to: (1) elect, by separate resolutions, twelve directors, each to hold office until the 2026 Annual General Meeting of the Company and until his or her successor is elected; (2) ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2026 and authorize, in a binding vote, the Company’s Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration; (3) approve, in a non-binding advisory vote, named executive officer compensation; (4) renew the Board’s authority to issue shares; (5) renew the Board’s authority to opt out of pre-emption rights; (6) authorize the Company and any subsidiary of the Company to make overseas market purchases of Medtronic ordinary shares; (7) approve an amendment to Article 177 of the Company’s Articles of Association, to facilitate the capitalization of certain of the Company’s non-distributable reserves; (8) approve a capital reduction to create distributable reserves under Irish Law; and (9) approve an amendment to the Company’s Articles of Association to update the advance notice provisions.
At the close of business on August 22, 2025, the record date of the Annual General Meeting, 1,282,616,011 Company ordinary shares, par value $0.0001 per share (“ordinary shares”), were outstanding and entitled to vote. The holders of a total of 1,109,198,321 ordinary shares were present at the Annual General Meeting, either in person or by proxy, which total was not less than a majority of the issued and outstanding ordinary shares entitled to vote and thus constituted a quorum.
The final voting results and the votes used to determine the results for each proposal are set forth below:
1.The shareholders elected, by separate resolutions, each of the twelve nominees to the Board of Directors to hold office until the 2026 Annual General Meeting of the Company and until his or her successor is elected, as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Craig Arnold	860,168,749	129,336,374	2,085,906	117,607,292
Scott C. Donnelly	953,977,029	36,527,587	1,086,413	117,607,292
Lidia L. Fonseca	957,039,072	32,793,740	1,758,217	117,607,292
John P. Groetelaars	977,157,923	13,337,052	1,096,054	117,607,292
Randall J. Hogan, III	974,218,474	16,327,778	1,044,777	117,607,292
William R. Jellison	984,922,865	5,565,192	1,102,972	117,607,292
Joon S. Lee, M.D.	984,707,922	5,824,405	1,058,702	117,607,292
Gregory P. Lewis	972,648,057	17,845,085	1,097,887	117,607,292
Kevin E. Lofton	979,276,656	11,217,586	1,096,787	117,607,292
Geoffrey S. Martha	928,147,564	62,347,780	1,095,685	117,607,292
Elizabeth G. Nabel, M.D.	941,510,879	49,104,608	975,542	117,607,292
Kendall J. Powell	890,393,677	98,996,461	2,200,891	117,607,292

2. The shareholders ratified, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as Medtronic’s independent auditor for fiscal year 2026 and to authorize, in a binding vote, the Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration.

FOR	AGAINST	ABSTAIN
1,006,339,555	101,786,497	1,072,269
3. The shareholders approved, in a non-binding advisory vote, the compensation awarded to the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
925,151,188	64,820,280	1,619,561	117,607,292
4. The shareholders approved renewal of the Board’s authority to issue shares under Irish law.

FOR	AGAINST	ABSTAIN
1,088,658,571	18,920,739	1,619,011
5. The shareholders approved renewal of the Board’s authority to opt out of pre-emption rights under Irish law.

FOR	AGAINST	ABSTAIN
1,035,397,744	71,865,014	1,935,563
6. The shareholders approved authorization of the Company and any subsidiary of the Company to make overseas market purchases of Medtronic ordinary shares.

FOR	AGAINST	ABSTAIN
1,079,159,483	26,833,237	3,205,601
7. The shareholders approved an amendment to Article 177 of the Company’s Articles of Association, to facilitate the capitalization of certain of the Company’s non-distributable reserves.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
988,783,308	1,421,542	1,386,179	117,607,292
8. The shareholders approved a Capital Reduction to Create Distributable Reserves under Irish Law.

FOR	AGAINST	ABSTAIN
1,104,381,417	2,641,267	2,175,637
9. The shareholders approved amendments to the Company’s Articles of Association to update the advance notice provisions.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
984,572,748	5,648,332	1,369,949	117,607,292

Item 9.01.	Exhibits.
(d) List of Exhibits

Exhibit Number	Description
3.1	Amended and Restated Memorandum and Articles of Association
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medtronic plc

Date: October 21, 2025	By	/s/ Michelle Quinn
Michelle Quinn
Executive Vice President, General Counsel and Corporate Secretary